UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 22463

Ironwood Institutional Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will not be sent by mail, unless a member specifically requests paper copies of the reports from the Fund or its transfer agent, BNY Mellon. Instead, the reports will be made available on www.ironwoodpartners.com, and members will be notified by mail each time a report is posted and provided with a website link to access the report.

Members continue to have the ability to receive any, or all, of the Fund’s reporting electronically including monthly account statements, financial statements, tax documents, the prospectus, and tender offers.

Instructions on how to sign up for electronic delivery are available by contacting Ironwood Investor Services at investorservices@ironwoodpartners.com.

Members may elect to receive all future reports in paper, free of charge, by informing BNY Mellon. The phone number is (888) 999-2678.

The Fund’s annual report transmitted to members pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1) is as follows:

Consolidated Financial Statements

Ironwood Institutional Multi-Strategy Fund LLC
Year Ended April 30, 2022
With Report of Independent Registered Public Accounting Firm

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Financial Statements
Year Ended April 30, 2022

Contents

Management Discussion of Fund Performance (Unaudited)	1
Report of Independent Registered Public Accounting Firm	4
Consolidated Statement of Assets and Liabilities	5
Consolidated Schedule of Investments	6
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Statement of Cash Flows	13
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	15

Ironwood Institutional Multi-Strategy Fund LLC
Management’s Discussion of Fund Performance (Unaudited)

Investment Approach

Ironwood Institutional Multi-Strategy Fund LLC’s (“IIMS” or the “Fund”) investment objective is capital appreciation with limited variability of returns.  IIMS seeks to achieve this objective by allocating capital to a select group of alternative asset managers and the investment funds they operate.  The Fund primarily invests across four core hedge fund strategies: relative value, market neutral and hedged equity, event-driven, and distressed and credit securities.

Performance Overview

For the fiscal year ended April 30, 2022, Ironwood Institutional Multi-Strategy Fund LLC returned 3.73% net while the HFRI FOF: Conservative Index (“HFRI FOF”) returned 3.02% for the same period.

Performance and Portfolio Discussion

The primary macroeconomic drivers that shaped market and investor sentiment over the last twelve months included inflation, global economic growth, supply-chain disruptions, and rising interest rates.  Economies and businesses entered a transitionary, re-opening phase as direct headwinds associated with the COVID-19 pandemic abated.  This transition combined with continued accommodative fiscal and monetary policy created a supportive environment for corporate earnings and equity valuations in 2021, but expectations for rising rates have put pressure on markets in early 2022.

IIMS generated returns in a consistent and complementary manner throughout the fiscal year with minimal dependence on broader equity and credit markets; during the twelve months ended April 30, 2022, the Fund returned 3.73% net with an annualized standard deviation of 1.98% and a beta of 0.06 and 0.22 to the S&P 500 Total Return Index and Bloomberg Barclays Aggregate Bond Index, respectively.  At the sector level, three of the Fund’s four sectors were positive over the fiscal year, and attribution from investment funds was well distributed.  Looking ahead, Ironwood will continue to seek to emphasize diversification at the strategy, manager, and exposure level, while opportunistically taking advantage of clearly defined and compelling opportunities.

At the end of the fiscal period, the Fund’s exposure by sector was as follows: Relative Value (37%), Market Neutral and Hedged Equity (26%), Event Driven (18%), and Distressed and Credit Securities (6%).

Ironwood Institutional Multi-Strategy Fund LLC
Management’s Discussion of Fund Performance (Unaudited)

Fund Performance

The graph below illustrates the growth of a hypothetical $50,000 investment in the Fund over the ten years ended April 30, 2022 compared to the HFRI FOF.

The table below presents the Fund’s average annual total returns through the fiscal year ended April 30, 2022.

Return information is unaudited, estimated, and subject to change.  Fund Returns shown are net of fees (including an advisory fee of 1.20% per annum) and expenses and reflect the reinvestment of dividends and other investment income. Fund Returns shown do not include any commissions or transaction charges that may be charged by certain broker-dealers upon investing in the Fund and do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund units.  Past performance is not indicative of future results.  Depending on an investor's investment date, holding period, and other factors, an investor may have overall performance that underperforms or outperforms that reflected above.

Ironwood Institutional Multi-Strategy Fund LLC
Management’s Discussion of Fund Performance (Unaudited)

Index and Statistical Definitions

Index performance is shown for illustrative purposes only and does not represent the performance of any specific investment.  Index returns do not include expenses, fees or charges, which would lower performance.  The indices are unmanaged and an investor cannot invest directly in an index.  In reviewing the performance of the Fund, investors should not consider any of the indices presented herein to be performance benchmarks.

HFRI FOF: Conservative Index:  The HFRI FOF: Conservative Index is an equal-weighted index representing funds of funds that invest with multiple managers focused on consistent performance and lower volatility via absolute return strategies.  The Index includes funds of funds tracked by Hedge Fund Research, Inc.  The Index is a proxy for the performance of the universe of conservative funds of funds focused on absolute return strategies. Returns are net of fees and are denominated in USD. For more information, please visit www.hedgefundresearch.com.

Bloomberg Barclays Aggregate Bond Index:  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based fixed income benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities (agency fixed-rate pass-throughs), asset backed securities and commercial mortgage backed securities (agency and non-agency). For more information, please visit www.bloomberg.com/indices.

S&P 500:  The S&P 500 Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

Beta:  Beta is the slope of the regression line.  Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify). It describes the sensitivity of the investment to broad market movements.

Standard Deviation:  Standard Deviation measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk. All values are presented annualized.

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

To the Members and the Board of Directors of Ironwood Institutional Multi-Strategy Fund LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”), including the consolidated schedule of investments, as of April 30, 2022, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at April 30, 2022, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2022, by correspondence with the investment managers or administrators of the investment funds or by other appropriate auditing procedures where replies from the investment managers or administrators of the investment funds were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.
June 17, 2022

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Assets and Liabilities
April 30, 2022

Assets
Cash	$107,044,933
Short-term investments, at fair value (cost $510,625,121)	510,625,121
Investments in investment funds, at fair value (cost $2,570,185,172)	3,493,476,927
Advance subscriptions to investment funds	70,000,000
Dividends receivable	90,769
Other assets	99,785
Total assets	4,181,337,535

Liabilities
Subscriptions received in advance from Ironwood Multi-Strategy Fund LLC	53,106,575
Subscriptions received in advance	33,837,762
Payable to Adviser	11,930,601
Accrued expenses	374,348
Total liabilities	99,249,286

Commitments and contingencies (see Note 10)

Net assets	$4,082,088,249

Net assets consist of:
Paid-in capital	$3,893,793,884
Accumulated earnings	188,294,365
Net assets	$4,082,088,249

Net asset value per unit
3,381,814.44 units issued and outstanding, no par value	$1,207.07

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments
April 30, 2022

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds

Relative Value:
Alphadyne Global Rates Fund II, Ltd.	7/1/2018	115,479	$117,000,000	$126,713,438	3.10%	6/30/2022	Quarterly (4)
Alphadyne International Fund, Ltd.	7/1/2019	13,489	16,000,000	17,019,996	0.42	6/30/2022	Quarterly (4)
D.E. Shaw Composite International Fund	1/1/2011	n/a	62,657,102	180,623,076	4.42	6/30/2022	Quarterly (5)
D.E. Shaw Valence International Fund, LP	1/1/2015	n/a	30,859,296	86,431,010	2.12	6/30/2022	Quarterly (6)
Eisler Capital Multi Strategy Fund Ltd	7/1/2021	146,362	147,135,560	163,035,719	3.99	6/30/2022	Quarterly (4)
ExodusPoint Partners International Fund, Ltd.	6/1/2018	150,000	150,000,000	192,982,039	4.73	6/30/2022	Quarterly (7)
Kirkoswald Global Macro Fund Limited	5/1/2021	1,495,446	148,000,000	194,309,600	4.76	6/30/2022	Quarterly (4)
Millennium International, Ltd.	1/1/2011	175,877	154,072,870	343,100,820	8.41	6/30/2022	Quarterly (8)
Point72 Capital International, Ltd.	4/1/2022	710,000	71,000,000	72,959,600	1.79	6/30/2022	Quarterly (4)
Two Sigma Absolute Return Cayman Fund, Ltd.	2/1/2016	61,124	76,000,000	88,471,805	2.17	5/31/2022	Monthly
Two Sigma Spectrum Cayman Fund, Ltd.	6/1/2018	6,111	21,603,731	26,276,966	0.64	6/30/2022	Quarterly
Total Relative Value			994,328,559	1,491,924,069	36.55

Market Neutral and Hedged Equity:
Coatue Offshore Fund, Ltd.	3/1/2021	132,584	92,000,000	81,731,873	2.00	6/30/2022	Quarterly (4)
D1 Capital Partners Offshore LP	3/13/2020	n/a	153,000,000	248,069,731	6.08	6/30/2022	Quarterly (9)
Dragoneer Global Offshore Feeder II, LP	4/1/2020	n/a	109,951,781	94,194,531	2.31	6/30/2024	Semi-annually (10)
Holocene Advisors Offshore Fund Ltd.	4/1/2017	124,703	128,500,000	192,200,671	4.71	6/30/2022	Quarterly (11)
Polymer Asia (Cayman) Fund Ltd.	3/1/2022	107,000	107,000,000	107,784,701	2.64	3/31/2023	Quarterly (4)
Suvretta Offshore Fund, Ltd	3/1/2013	2,109	1,041,906	2,105,398	0.05	n/a	Other (12)
Suvretta Partners, LP*	1/1/2017	n/a	10,696,714	12,231,800	0.30	12/31/2022	Annually (13)
Tiger Global Crossover (Cayman) L.P.	11/16/2021	n/a	113,000,000	76,021,369	1.86	6/30/2022	Annually (14)
Woodline Offshore Fund Ltd.	8/1/2019	104,053	105,650,000	139,327,337	3.41	6/30/2022	Quarterly (4)
XN Exponent Offshore Fund LP	10/1/2020	n/a	89,716,092	87,530,246	2.15	6/30/2022	Annually (15)
Total Market Neutral and Hedged Equity			910,556,493	1,041,197,657	25.51

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2022

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds (continued)

Event-Driven:
Elliott International Limited	1/1/2011	189,550	$238,589,420	$379,584,016	9.30%	6/30/2024	Semi-annually (16)
HG Vora Opportunistic Capital Fund (Cayman) LP	11/14/2019	n/a	36,600,000	49,055,518	1.20	n/a	Other (17)
HG Vora Special Opportunities Fund, LP*	4/1/2017	n/a	89,000,000	131,743,010	3.23	6/30/2022	Quarterly (4)
HG Vora Special Opportunities Fund, Ltd.	7/1/2013	56,631	103,937,764	159,469,020	3.90	6/30/2022	Quarterly (4)
Total Event-Driven			468,127,184	719,851,564	17.63

Distressed and Credit Securities:
Apollo Offshore Credit Strategies Fund Ltd.	3/1/2022	108,500	108,500,000	107,447,924	2.63	3/31/2023	Annually (18)
Cerberus Global NPL Feeder Fund, LP	1/11/2019	n/a	17,773,147	36,977,831	0.91	n/a	Other (17)
Cerberus Global NPL Fund AIV II S.C.A.**	1/1/2021	n/a	8,980,519	10,546,518	0.26	n/a	Other (17)
Cerberus Global NPL Fund AIV, L.L.C.*	12/3/2019	n/a	1,027,333	748,847	0.02	n/a	Other (17)
Cerberus International II, LP*	1/1/2021	n/a	60,846,770	84,697,294	2.07	6/30/2022	Semi-annually (19)
Cerberus International SPV, Ltd.	3/1/2012	23	33,658	65,330	0.00	n/a	Other (20)
Cerberus International, Ltd.***	2/1/2011	0.01	11,509	19,893	0.00	n/a	Other (20)
Total Distressed and Credit Securities			197,172,936	240,503,637	5.89

Total investments in Investment Funds			$2,570,185,172	$3,493,476,927	85.58%

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2022

Description	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets

Short-Term Investments

Money Market Funds:
Fidelity Investments Money Market Government Portfolio (yield 0.15%)*(21)	171,989,896	$171,989,896	$171,989,896	4.21%
Goldman Sachs Financial Square Treasury Instruments Fund (yield 0.35%)*(21)	169,817,832	169,817,832	169,817,832	4.16
JPMorgan U.S. Government Money Market Fund (yield 0.29%)*(21)	168,817,393	168,817,393	168,817,393	4.14
Total Short-Term Investments		$510,625,121	$510,625,121	12.51%

Total Investments		$3,080,810,293	$4,004,102,048	98.09%

Other assets, less liabilities			77,986,201	1.91

Net assets			$4,082,088,249	100.00%

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2022

All investments are domiciled in the Cayman Islands except as noted.

*	Investment is domiciled in the United States.

**	Investment is domiciled in Luxembourg.

***	Investment is domiciled in the Bahamas.

Complete information about all of the investment funds' underlying investments is not readily available.

(1)	Investments in investment funds may be composed of multiple share classes that may have different net asset values per share.

(2)
Investments in investment funds may be composed of multiple tranches.  The Next Available Redemption Date relates to the earliest date after April 30, 2022 that a redemption from a tranche is available without a redemption fee.

(3)
Available frequency of redemptions without a redemption fee after initial lock-up period, if any.  Different tranches may have different liquidity terms.  Redemption notice periods range from 30 to 120 days.  If applicable, lock-up periods range from 12 to 36 months.  It is unknown when restrictions will lapse for any fund level gates, suspensions, term vehicles, or private investments.

(4)	Subject to a 25% quarterly investor level gate.

(5)	Subject to a 12.5% quarterly investor level gate.

(6)	Subject to an 8.33% quarterly investor level gate. If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(7)
Approximately 81% of this investment is available for redemption quarterly, subject to a 25% investor level gate.  The remaining 19% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

(8)
Approximately 32% of this investment is available for redemption quarterly, subject to a 25% investor level gate.  The remaining 68% of this investment is available for redemption quarterly, subject to a 5% investor level gate.

(9)
Approximately 26% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.  Approximately 2% of this investment is earmarked for potential private investments.  The earmarked balance is available for redemption quarterly, subject to a 12.5% investor level gate, only after the aforementioned non-earmarked balance has been fully redeemed.  Approximately 72% of this investment is invested in private investments, which do not have set redemption timeframes.

(10)
Approximately 87% of this investment is available for redemption semi-annually, subject to a 16.67% investor level gate.  The remaining 13% of this investment is invested in private investments, which do not have set redemption timeframes.

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2022

(11)
Approximately 86% of this investment is available for redemption quarterly, subject to a 25% investor level gate.  The remaining 14% of this investment is available for redemption quarterly, is subject to a 12.5% investor level gate.

(12)	This investment is invested in private investments, which do not have set redemption timeframes.

(13)	Approximately 90% of this investment is available for redemption annually. The remaining 10% of this investment is invested in private investments, which do not have set redemption timeframes.

(14)
Approximately 51% of this investment is available for redemption annually, subject to a 25% investor level gate.  The remaining 49% of this investment is invested in private investments, which do not have set redemption timeframes.

(15)
Approximately 59% of this investment is available for redemption annually, subject to a 25% investor level gate.  The remaining 41% of this investment is invested in private investments, which do not have set redemption timeframes.

(16)
Approximately 81% of this investment is available for redemption semi-annually, subject to a 25% investor level gate.  The remaining 19% of this investment is available for redemption semi-annually, subject to a 12.5% investor level gate.

(17)	The investment fund is a term vehicle and does not have a set redemption timeframe.

(18)
This investment is available for redemption annually. If the redemption request amount is 50% of this investment or less, the entire requested amount will be redeemed as of the annual redemption date. If the redemption request amount is greater than 50% of this investment, the requested redemption amount will be redeemed over four equal quarterly redemptions, the first of which takes place on the annual redemption date.

(19)	Subject to a 16.67% semi-annual investor level gate.

(20)	The investment fund does not have a set redemption timeframe but is a liquidating investment and making distributions as underlying investments are sold.

(21)	The rate shown is the annualized 7-day yield as of April 30, 2022.

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Operations
Year Ended April 30, 2022

Investment income
Dividend income	$154,918
Other income	64,790
Total investment income	219,708

Expenses
Advisory fees	43,891,732
Administration fees	1,686,417
Commitment fees	1,213,333
Professional fees	837,633
Custody fees	468,956
Filing fees	329,088
Risk monitoring fees	250,908
Printing and communication fees	166,333
Directors’ fees	125,000
Other	141,569
Total expenses	49,110,969

Net investment loss	(48,891,261)

Realized and unrealized gain from Investments
Net realized gain on redemptions from investments	128,318,803
Net change in unrealized appreciation/depreciation on investments	44,830,239
Net realized and unrealized gain on investments	173,149,042
Net increase in net assets resulting from operations	$124,257,781

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statements of Changes in Net Assets

	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations
Net investment loss	$(48,891,261)	$(37,873,688)
Net realized gain on redemptions from investments	128,318,803	31,066,201
Net change in unrealized appreciation/depreciation on investments	44,830,239	455,596,879
Net increase in net assets resulting from operations	124,257,781	448,789,392

Distributions to Members
Distributions from net investment income	(189,164,935)	(184,733,173)
Distributions from net realized gains	(18,838,572)	(5,492,977)
Decrease in net assets resulting from distributions to Members	(208,003,507)	(190,226,150)

Member transactions
Subscriptions	936,210,919	455,101,242
Reinvestment of distributions	192,084,703	173,666,161
Redemptions	(145,634,699)	(240,212,649)
Net increase in net assets resulting from Member transactions	982,660,923	388,554,754

Net increase in net assets	898,915,197	647,117,996
Net assets, beginning of year	3,183,173,052	2,536,055,056
Net assets, end of year	$4,082,088,249	$3,183,173,052

Unit transactions
Units outstanding, beginning of year	2,584,784.92	2,264,941.01
Units issued	757,634.29	380,017.88
Units issued for reinvestment of distributions	157,848.00	144,145.81
Units redeemed	(118,452.77)	(204,319.78)
Units outstanding, end of year	3,381,814.44	2,584,784.92

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Cash Flows
Year Ended April 30, 2022

Operating activities
Net increase in net assets resulting from operations	$124,257,781
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on redemptions from investments	(128,318,803)
Net change in unrealized appreciation/depreciation on investments	(44,830,239)
Purchases of investments in investment funds	(880,887,378)
Proceeds from sales of investments in investment funds	446,983,719
Purchases of short term investments, net	(279,325,851)
Increase in dividends receivable	(88,966)
Increase in other assets	(13,355)
Increase in payable to Adviser	2,739,658
Increase in accrued expenses	4,054
Net cash used in operating activities	(759,479,380)

Financing activities
Subscriptions received	939,876,386
Redemptions paid	(132,916,655)
Distributions paid	(15,918,804)
Net cash provided by financing activities	791,040,927

Net change in cash	31,561,547
Cash, beginning of year	75,483,386
Cash, end of year	$107,044,933

Supplemental disclosure of non-cash activities
Reinvestment of distributions	$192,084,703
Non-cash subscriptions	$11,134,473
Non-cash redemptions	$1,583,571

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Financial Highlights

	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018
Net asset value, beginning of year	$1,231.50	$1,119.70	$1,135.11	$1,142.19	$1,120.11
Net investment income (loss)(a)	(18.32)	(16.48)	(13.33)	(12.57)	(15.71)
Net realized and unrealized gain on investments	64.87	211.72	30.17	47.11	87.34
Net increase in net assets resulting from operations	46.55	195.24	16.84	34.54	71.63
Distributions paid from:
Net investment income	(64.55)	(81.03)	(32.25)	(41.62)	(49.55)
Net realized gains	(6.43)	(2.41)	-	-	-
Total distributions	(70.98)	(83.44)	(32.25)	(41.62)	(49.55)
Net asset value, end of year	$1,207.07	$1,231.50	$1,119.70	$1,135.11	$1,142.19
Total return(b)	3.73%	17.60%	1.43%	3.15%	6.46%
Ratio of total expenses to average net assets before expense waivers and recaptures(c)	1.36%	1.38%	1.37%	1.38%	1.41%
Ratio of total expenses to average net assets after expense waivers and recaptures(c)	1.36%	1.38%	1.37%	1.38%	1.41%
Ratio of net investment loss to average net assets(d)	(1.35%)	(1.37%)	(1.16%)	(1.14%)	(1.36%)

Portfolio turnover	14.16%	17.05%	15.87%	10.99%	4.54%
Net assets, end of year (in thousands)	$4,082,088	$3,183,173	$2,536,055	$2,466,516	$2,141,137

(a)	Calculated based on the average units outstanding methodology.

(b)
Total return assumes a subscription of a unit in the Fund at the beginning of the year, a repurchase of the unit on the last day of the year, and the re-investment of all distributions during the year.

(c)	Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.

(d)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.

The above ratios and total return have been calculated for the Members taken as a whole.  An individual Member’s return and ratios may vary from these returns and ratios due to the timing of unit transactions.

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements
Year Ended April 30, 2022

1.	Organization

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010 and commenced operations on January 1, 2011.  The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company.  The Fund is also registered under the U.S. Securities Act of 1933, as amended (the “1933 Act”).  The Fund currently complies, and intends to continue to comply with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in Note 2.

The Fund’s investment objective is capital appreciation with limited variability of returns.  The Fund attempts to achieve this objective by allocating capital among a number of pooled investment vehicles.  Each is managed by an independent investment manager pursuant to various alternative investment strategies, including relative value; market neutral and hedged equity; event-driven; and distressed and credit securities.

The Fund is a master fund in a master-feeder structure whereby Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”) invests substantially all of its assets in the Fund.  As of April 30, 2022, the Feeder Fund owned 51.67% of the Fund’s net assets.  Other eligible investors (together with the Feeder Fund, “Members”) in the Fund include high net worth individuals, foundations, pensions, and other institutions.

Ironwood Capital Management serves as the Fund’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the oversight of the Fund’s Board of Directors (the “Board”).  The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission under the U.S. Investment Advisers Act of 1940, as amended.  The Adviser is also registered as a Commodity Pool Operator with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association.  The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.  The majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund utilizes the Bank of New York Mellon (the “Administrator” and “Custodian”) as its independent administrator and custodian.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

2.	Significant Accounting Policies

Basis of Presentation

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).  Such policies are consistently followed by the Fund in the preparation of its consolidated financial statements.  The consolidated financial statements are expressed in U.S. dollars.

The Fund is an investment company as described in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.  The Fund follows the accounting and reporting guidance in ASC 946.

Use of Estimates

The preparation of these consolidated financial statements in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including the estimated fair value of investments.  Actual results could differ from those estimates.

Basis of Consolidation

The consolidated financial statements include the financial position and the results of operations of the Fund and its wholly owned subsidiary, Ironwood Multi-Strategy Fund Ltd. (“CFC”), a Cayman Islands controlled foreign corporation.  CFC has the same investment objective as the Fund and is primarily used to invest in investment funds which do not allow U.S. entities to invest directly.  As of April 30, 2022 and for the year then ended, no investment funds were held by the wholly owned subsidiary.

Net Asset Value Determination

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as determined pursuant to policies established by the Board.

Portfolio Valuation

The Fund values its investments in investment funds at fair value in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”).  See Note 4 for more information.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

Cash

The Fund places its cash in accounts with entities that are affiliated with the Custodian and the Administrator and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.  The Adviser monitors the financial condition of such entities and does not anticipate any losses from these counterparties.

Income and Expense Recognition

The Fund records investment transactions on a trade date basis and recognizes income and expenses on an accrual basis.  Income, expenses, and realized and unrealized gains and losses are recorded monthly.  Changes in the investment funds’ fair values are included in net change in unrealized appreciation/depreciation on investments on the consolidated statement of operations.  Realized gain (loss) from investments in investment funds is calculated using the specific identification methodology.

Income Taxes

The Fund currently complies, and intends to continue to comply with the requirements of Subchapter M of the Code applicable to Regulated Investment Companies (“RICs”) and distributes substantially all of its taxable income to its Members.  Therefore, no provision for federal income taxes is required.  The Fund files tax returns with the U.S. Internal Revenue Service and state(s) as applicable.  The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of April 30, 2022.  If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax in interest expense and penalties in other expenses on the consolidated statement of operations.  The open tax years under potential examination vary by jurisdiction, but in general tax authorities can examine all tax returns filed for the last three tax years.

The Fund has a tax year that ends on April 30.

Dividend Reinvestment Plan

Each Member will have all income distributions and capital gains distributions automatically reinvested in additional units unless such Member specifically elects to receive all income distributions and capital gains distributions in cash.

3.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the investment funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, written option contracts, and swaps.  The Fund’s risk of loss in these investment funds is limited to the value of the Fund’s interest in these investment funds as reported by the Fund.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

4.	Fair Value of Financial Instruments

ASC 820 provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in investment funds, provided certain criteria are met.  Accordingly, the Fund values its investments in investment funds at fair value, which is an amount equal to the sum of the Fund’s proportionate interests in the investment funds, as determined from financial information provided by the respective administrators or investment managers of the investment funds.  These fair values represent the amounts the Fund would receive if it were able to liquidate its investments in the investment funds as of the measurement date, prior to any early withdrawal charges, if applicable.  Some values received are estimates, subject to subsequent revision by the respective administrators or investment managers.  Values received are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements.  The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda.

The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value.  The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy.  The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda.

The Adviser has designed ongoing due diligence processes with respect to investment funds, their administrators, and their investment managers.  The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether further investigation is necessary.  Such investigation, as applicable, may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in the investment fund.

The Adviser has designated a committee to oversee the valuation of the Fund’s investments (the “Valuation Committee”).  The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures.  The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board oversight.  Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available.  As of and for the year ended April 30, 2022, all investments in investment funds were valued using the values provided by the investment funds or their administrators.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

Short-term investments consist of investments in money market funds.  These investments are valued at their respective net asset value per share and are categorized as Level 1 in the fair value hierarchy, as defined in ASC 820.

In accordance with U.S. GAAP, investments in investment funds that are valued at net asset value as a practical expedient are not required to be included in the fair value hierarchy.  All investments in investment funds were valued at their respective net asset value as of April 30, 2022, and are excluded from the fair value hierarchy.

As of April 30, 2022, less than 0.01% of the Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.  Additionally, approximately 8.91% of the Fund's net assets were invested in designated private investments maintained by the investment funds or in term vehicles, which do not have set redemption timeframes.  The timing of when these investments will be liquidated is unknown.

The following is a summary of the investment strategies of the investment funds held by the Fund as of April 30, 2022.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical.  Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc.  One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities.  An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity.  Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies.  Generally, investment funds within this strategy require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and hedged equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced.  Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy).  The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long.  Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets.  A common event-driven strategy is merger arbitrage (also called risk arbitrage).  This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company.  The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction.  The positions may be reversed if the manager feels the acquisition may not close.  This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase.  Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations.  Generally, investment funds within this strategy require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress.  These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries.  Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.  Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings.  Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets.  Generally, investment funds within these strategies require a 90 to 120 day notice period to redeem at the next available redemption date.

5.	Investment Transactions

Total purchases of investment funds for the year ended April 30, 2022 were $925,887,378.  Total redemptions from investment funds for the year ended April 30, 2022 were $442,981,946.

6.	Subscriptions and Redemptions

The stated minimum initial investment by Members is $50,000 and the minimum subsequent investment is $10,000.  The Adviser may waive these minimums, but in no event will the initial investment be less than $25,000.  Members may purchase units as of the first business day of the month.

Subscriptions received in advance and subscriptions received in advance from Ironwood Multi-Strategy Fund LLC represent the amounts received on or prior to April 30, 2022 for subscriptions with an effective date of May 1, 2022.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Fund’s units.  The Distributor has entered into, and may continue to enter into, selected dealer agreements with various brokers and dealers (“Selling Agents”) that agree to participate in the distribution of the Fund’s units.  Neither the Fund nor the Distributor impose an initial sales charge.  If a Member purchases units through a Selling Agent, the Selling Agent may directly charge the Member a transaction or other fees in such amount as the Selling Agent determines.  Any such transaction or other fees charged by a Selling Agent is in addition to the subscription price for units and does not form a part of a Member’s investment in the Fund.

The Board, in its sole and absolute discretion, may authorize the Fund to make a tender offer to repurchase Members’ units (an “Offer”).  In determining whether the Fund should make an Offer to repurchase units from Members, the Board will consider, among other things, the recommendation of the Adviser.  The Adviser expects that it will recommend to the Board that the Fund make an Offer to repurchase units from Members semi-annually on June 30 and December 31.  While there can be no guarantee that it will continue this practice, to date, the Fund has offered to repurchase 10 – 20% of its units at each of its June 30 and December 31 Offers.

As part of each Offer, Members of the Fund may request to tender units and immediately subscribe the resulting proceeds to the Feeder Fund.  As part of the Feeder Fund’s tender offers, Members of the Feeder Fund may request to tender units and immediately subscribe the resulting proceeds to the Fund.  In these circumstances, the Fund and the Feeder Fund process the transactions without requiring the payment or receipt of cash. For the year ended April 30, 2022, the total amounts of non-cash subscriptions and redemptions were $11,134,473 and $1,583,571, respectively.

A 5% early repurchase fee is charged on repurchased units that have been held less than one year, payable to the Fund.  The Board or the Adviser may waive the imposition of the early repurchase fee.  For the year ended April 30, 2022, the Fund charged early repurchase fees of $2,525.  Such amount is included in other income on the consolidated statement of operations.

7.	Advisory Fee, Related Party Transactions, and Other Expenses

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly advisory fee (the “Advisory Fee”) of 0.10% (1.20% per annum) of the Fund’s month end net asset value.  The Advisory Fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last calendar day of each month, before adjustments for any repurchases effective on that day.  The Advisory Fee is payable in arrears as of the last calendar day of the applicable fiscal quarter and is in addition to the asset-based management fees and incentive fees or allocations charged by the investment funds and indirectly borne by Members in the Fund.  For the year ended April 30, 2022, the Fund incurred Advisory Fees of $43,891,732, of which $11,930,601 was payable to the Adviser as of April 30, 2022.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

The Fund pays all investment expenses, including, but not limited to, brokerage commissions and all other costs of executing transactions, interest expense, commitment fees, custody fees, its share of expenses of the investment funds, including management fees to the investment managers of the investment funds (ranging from 0.00% to 3.50% of net asset value) and incentive fees or allocations to such investment managers (ranging from 0% to 35% of net profits).  The Fund also pays all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, audit and tax preparation fees, fees paid to the Administrator, fees paid to the regulatory and compliance administrator, risk monitoring fees, filing fees, insurance expense, bank charges, and taxes.  The Fund will also pay any extraordinary operating expenses.  Among the Fund’s operating expenses are certain costs that may be associated in part with the Feeder Fund that are not clearly allocable on a separate basis, such as joint vendor contracts.  The Feeder Fund is the largest member of the Fund and as such bears a significant pro rata share of all expenses of the Fund.

The Adviser will bear all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, office rent, travel costs, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs, and communication expenses.

The Adviser has entered into an agreement with the Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expense and commitment fees incurred in connection with any credit facility, other transaction related expenses, custody fees, bank charges, any extraordinary expenses of the Fund, any acquired fund fees and expenses, and the Advisory Fee) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each month end during the term of the Expense Limitation Agreement (the “Expense Limitation”).  The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the prospectus that was in effect at the time of the original waiver.

Eligible expenses were below the Expense Limitation and no eligible expenses were recaptured under the Expense Limitation Agreement during the year ended April 30, 2022. There are no amounts subject to potential future reimbursement.

Compensation to the independent directors for the year ended April 30, 2022 was $125,000.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

As of April 30, 2022, directors, officers, and the Adviser and its employees held units in the Fund as follows:

	Units	Percent of Net Assets
Directors	1,601.68	0.05%
Officers	133.41	0.01%
Adviser and its employees	2,191.60	0.06%
Total	3,926.69	0.12%

8.	Credit Facility

The Fund maintains a secured credit agreement with an unaffiliated bank (the “Credit Facility”) maturing on April 14, 2023, with an early termination option subject to a 30 day notice period.  The maximum availability under the Credit Facility is $300,000,000, subject to specific asset-based covenants.  Borrowings are collateralized in full by certain assets of the Fund and bear interest at an annual rate of Secured Overnight Financing Rate (“SOFR”) plus 1.35% (the “Spread”).  The Fund also pays an annual commitment fee of 0.40% on the amount by which the maximum availability exceeds the outstanding loan balance.  Interest and commitment fees are accrued daily and, if not repaid by month end, are automatically added to the principal amount of the loan balance.

Commitment fees incurred for the year ended April 30, 2022 are included on the consolidated statement of operations.  For the year ended April 30, 2022, the Fund had no outstanding loan balance.  If the Fund had an outstanding loan balance as of April 30, 2022, the interest rate in effect would have been 1.63%.

9.	Income Taxes

The Fund generally invests in investment funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”).  Certain PFICs provide information regarding the amount of U.S. taxable income and gain.  For such PFICs, the Fund has made Qualified Electing Fund (“QEF”) elections for tax purposes.

For other PFICs that do not provide information regarding taxable income and gain, the Fund has made mark-to-market (“MTM”) elections which convert any unrealized gain to ordinary taxable income.

The Fund also invests in investment funds organized in the U.S. that are treated as partnerships for U.S. income tax purposes.

Net investment income (loss) and net realized gain (loss) from investments in investment funds may not be treated the same for financial statement and for U.S. tax purposes.  Temporary book-tax differences result when the Fund holds an investment in an investment fund, and such temporary book-tax differences generally become permanent upon disposal of the investment fund.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

As of April 30, 2022, the aggregate cost and related gross unrealized appreciation and depreciation for tax purposes of the Fund’s investments were as follows:

Cost of investments for tax purposes	$3,947,451,638

Gross tax unrealized appreciation	$154,426,877
Gross tax unrealized depreciation	(97,776,467)
Net tax unrealized appreciation on investments	$56,650,410

Permanent differences, due to deemed distributions attributable to redemptions of Units, resulted in the following reclassifications among the Fund’s components of net assets as of April 30, 2022:

Accumulated earnings	$(1,969,276)
Paid-in capital	1,969,276

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income.  Net realized gains, if any, are distributed at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For the years ended April 30, 2022 and April 30, 2021, the tax character of distributions paid was as follows:

Tax Character	April 30, 2022	April 30, 2021
Ordinary income	$191,625,116	$184,733,173
Long-term capital gains	16,378,391	5,492,977

As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$77,699,226
Undistributed long-term capital gains	53,944,729
Net unrealized appreciation	56,650,410
Accumulated earnings	$188,294,365

As of April 30, 2022, the Fund did not have any available unused short-term capital losses or unused long-term capital losses for federal income tax purposes.

Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)

10.	Commitments and Contingencies

As of April 30, 2022, the Fund had unfunded capital commitments to investment funds of $191,543,530.

11.	Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications and that contain a variety of representations and warranties.  The Fund’s maximum exposure in connection with these contracts is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, no claims have been made under these indemnities in the past, and while there can be no assurances in this regard, the Fund is not aware of any such claims that may be made in the future.

12.	Other Matters

Political developments, acts of war or terrorism, natural disasters, public health crises, including the ongoing COVID-19 pandemic, and other events outside of the Fund’s control may affect financial markets and the global economy, which may impact the Fund’s performance.

13.	Subsequent Events

The Adviser has performed a subsequent events review and determined that there were no subsequent events which would have a significant impact on the Fund’s financial position or results of operations.

Federal Tax Information (Information Unaudited)

The Fund is required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you about the federal tax status of dividends paid by the Company during the Company’s fiscal year ended April 30, 2022: 1) 0.48% of ordinary income dividends paid during the year constitutes qualified dividend income in accordance with Section 854(b)(1)(B) of the Code, and 2) 0% of ordinary income dividends paid during the year are eligible for the corporate dividends received deduction provided under Section 243 of the Code in accordance with Section 854(b)(1)(A) of the Code.

In February 2023, shareholders will receive federal income tax information on all distributions declared in the calendar year 2022, including any distributions paid to their accounts between May 1, 2022 and January 31, 2023.

Fund Management (Information Unaudited)

The Fund’s officers are appointed by the Board of Directors and oversee the management of the day-to-day operations of the Fund subject to the oversight of the Board of Directors.  One of the directors and all of the officers of the Fund are officers or employees of Ironwood Capital Management (the “Adviser” or “Ironwood”).  The other directors (the “Independent Directors”) are not affiliated with the Adviser and are not “interested persons” as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).  A list of the directors of the Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Directors

Name and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships
Disinterested Directors
Richard W. Meadows Age: 72	Independent Director	Term - Indefinite Length - Since inception	Retired since 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0
M. Kelley Price Age: 72	Independent Director	Term - Indefinite Length - Since inception	Retired since 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0
David Sung Age: 68	Independent Director	Term - Indefinite Length - Since October 1, 2015	Retired since 2014; prior thereto Partner of Ernst & Young LLP	2	The Hartford Group of Funds (77 portfolios); also directorships with multiple private wealth and fund management businesses
Interested Directors(2)
Jonathan Gans Age: 50	Director, Chairman of the Board	Term - Indefinite Length - Since inception	Chief Executive Officer and President of Ironwood	2	0

(1) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal, or retirement.

(2) “Interested person,” as defined in the 1940 Act, of the Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

Officers

Set forth below is the Fund’s officers’ name, age, position with the Fund, length of term of office, and the principal occupation for the last five years, as of April 30, 2022.  The business address of each officer is care of Ironwood Capital Management, One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jonathan Gans Age: 50	Chief Executive Officer, President	Term - Indefinite Length - Since inception	Chief Executive Officer and President of Ironwood
Alison Sanger Age: 50	Secretary	Term - Indefinite Length - Since January 1, 2022	Chief Operating Officer of Ironwood
Martha Boero Age: 39	Treasurer	Term - Indefinite Length - Since March 15, 2013	Chief Accounting Officer of Ironwood
Michael Mazur Age: 38	Chief Compliance Officer	Term - Indefinite Length - Since January 1, 2022
Chief Compliance Officer of Ironwood since January 2022; Vice President, Regulatory & Compliance, of Ironwood since September 2017; prior thereto Senior Compliance Associate of Mesirow Advanced Strategies

Item 2.	Code of Ethics.

(a)
The Fund, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Fund's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party.

(b)	No items to be disclosed pursuant to this paragraph.

(c)
There have been no amendments, during the period covered by this report, to a provision of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(d)
The Fund has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(e)	Not applicable

(f)	The Fund’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Fund’s Board of Directors has determined that David Sung is qualified to serve as an audit committee financial expert serving on its Audit Committee and that he is “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $116,000 for the fiscal year ended April 30, 2022, and $113,750 for the fiscal year ended April 30, 2021.

Audit-Related Fees

(b)
The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended April 30, 2022, and $0 for the fiscal year ended April 30, 2021.

Tax Fees

(c)
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $18,830 for the fiscal year ended April 30, 2022, and $18,550 for the fiscal year ended April 30, 2021, all of which required pre-approval by the Board’s Audit Committee.

All Other Fees

(d)
The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended April 30, 2022, and $0 for the fiscal year ended April 30, 2021.

(e)
(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which specifies the procedures and conditions under which services may be pre-approved. If the proposed service is not specifically included in the Pre-Approval Policy, it must be pre-approved on a case-by-case basis. The Audit Committee considers whether the proposed services would impair the auditor’s independence and whether the auditor is in the best position to provide the most effective and efficient service. The Audit Committee may delegate pre-approval authority to one or more of its members. A member to whom such authority is delegated must report all approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibility to pre-approve services to be performed by the Fund’s independent auditor.

The following services are considered pre-approved by the Audit Committee for the period ending April 30, 2022: audits of the Fund required by regulatory or statutory bodies; audits of management assertions related to the effectiveness of internal controls over financial reporting as required under the Sarbanes-Oxley Act; services associated with SEC registration statements, periodic reports and other documents filed with the SEC; consultation on accounting or disclosure treatment of transactions or events; assistance in dealing with and responding to the SEC or any other regulatory agency on financial matters; tax compliance, including the preparation of federal, state, local and international tax returns; tax planning and advice.

The Audit Committee must specifically approve audit engagement and estimated tax return preparation fees.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c) (7) (i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0
(c) 100
(d) 0

(f)
The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the Fund's accountant for services rendered to the Fund, and rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $0 for the fiscal year ended April 30, 2022, and $4,500 for the fiscal year ended April 30, 2021.

(h)
The Fund’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable

(b)	Not applicable

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies and Procedures of the Fund and its investment adviser are as follows:

The Fund invests in other private investment funds (the “Underlying Funds”), each managed by an independent investment adviser (collectively, the “Underlying Advisers”).  As such, it is expected that proxies and consent requests received by Ironwood will deal with matters related to the operative terms and business details of such Underlying Funds.  Ironwood is not responsible for, and these procedures are not applicable to, proxies received by Underlying Advisers (related to issuers invested in by the related Underlying Fund).

To the extent that the Fund receives notices or proxies from Underlying Funds (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities to Ironwood.  Ironwood will vote proxies and respond to investor consent requests in the best interests of the Fund, as applicable, in accordance with Ironwood’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)          Ironwood will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(A)          election of directors (where there are no related corporate governance issues);

(B)          selection or reappointment of auditors; or

(C)          increasing or reclassification of common stock.

(ii)          Ironwood will generally vote against proposals that:

(A)          make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(B)          introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of Ironwood).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), Ironwood shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of the Fund.  In doing so, Ironwood will evaluate a number of factors which may include (but are not limited to): (i) the performance of the Underlying Fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

The Fund files Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  Once filed, the Fund’s Form N-PX are available: (i) without charge, upon request, by calling the Fund at (415)-777-2400; or (ii) by visiting the SEC’s website (http://www.sec.gov).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager and Description of Role of Portfolio Manager(s)

The following information is as of April 30, 2022.

The portfolio managers of Ironwood primarily responsible for the investment management of the Fund include Jonathan Gans, Benjamin Zack, and Simon Hong (the “Portfolio Managers”).  The Portfolio Managers each serve on the Fund’s Investment & Risk Committee, which has ultimate authority for determining whether the Fund will invest in (or withdraw from) any particular investment.  A unanimous vote of the Investment & Risk Committee is required for the Fund to take action with respect to any particular investment.  Below are the names and biographical information of the Portfolio Managers.

Jonathan Gans is the Chief Executive Officer and President of Ironwood.  He joined the firm in 1996 and is a member of Ironwood’s Investment & Risk Committee, Management Committee, and Valuation Committee.  He also serves as a Director for Ironwood’s offshore and registered funds.  Jon was previously employed at St. Claire Capital Management, where he was General Counsel and Chief Operating Officer.  His prior professional experience also includes positions at the Securities and Exchange Commission Division of Enforcement and Glenwood Financial Group.  Jon earned a B.A., cum laude, from Williams College, a J.D. from the University of California at Los Angeles School of Law, and is a member of the State Bar of California.  Jon is a chapter member of YPO Golden Gate and a Trustee of the San Francisco Museum of Modern Art (SFMOMA), where he has chaired the Investment Committee and served on the Executive Committee.

Benjamin Zack joined Ironwood in 2004 and is a Partner and Managing Director.  Ben is responsible for overseeing Ironwood’s research team and investment process.  He is a member of the firm’s Investment & Risk Committee.  Prior to Ironwood, Ben worked in the Health Care Investment Banking Group of Deutsche Banc Alex. Brown where he helped advise life sciences and medical technology clients on a wide variety of strategic and financial alternatives including mergers and acquisitions, equity and debt issuances, and restructurings.  Ben earned a B.B.A. in Finance from the University of Texas at Austin and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania.

Simon Hong joined Ironwood in 2008 and is a Partner and Managing Director.  Simon is responsible for overseeing Ironwood’s research team and investment process.  He is a member of the firm’s Investment & Risk Committee.  Prior to Ironwood, Simon worked in the Investment Banking Division and Global Capital Markets group at Morgan Stanley where he helped advise clients on a wide variety of strategic and financial alternatives.  Simon’s prior experience also includes positions in the Investment Management Division of Morgan Stanley and the Private Client Group of Merrill Lynch.  Simon received a B.A. in Business Economics from Brown University.  Simon is a CAIA designee and is a member of the Chartered Alternative Investment Analyst Association.  Simon is a member of the Investment Committee of the Catholic Diocese of Oakland.

 (a)(2)(i-iii) Other SEC-Registered Investment Companies Managed as of April 30, 2022

Name of Portfolio Manager	Number of Registered Investment Companies		Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fees	Total Assets of Performance- Based Fee Accounts
Jonathan Gans	1	(1)	$4.08 billion	0	$0
Benjamin Zack	1	(1)	$4.08 billion	0	$0
Simon Hong	1	(1)	$4.08 billion	0	$0

(1)          The other registered investment company managed by this portfolio manager is a Feeder Fund.

Other Pooled Investment Vehicles Managed as of April 30, 2022

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance- Based Fees	Total Assets of Performance-Based Fee Accounts
Jonathan Gans	2	$1.70 billion	0	$0
Benjamin Zack	2	$1.70 billion	0	$0
Simon Hong	2	$1.70 billion	0	$0

Other Accounts Managed as of April 30, 2022

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fees	Total Assets of Performance- Based Fee Accounts
Jonathan Gans	0	$0	0	$0
Benjamin Zack	0	$0	0	$0
Simon Hong	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

The following actual and potential conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments:

1)
Other Activities. Ironwood also provides investment advisory services to other investment funds that utilize substantially the same investment strategy as the Fund (the “Other Ironwood Funds”).  The Fund has no interest in these activities. Ironwood and the investment professionals who, on behalf of Ironwood, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Other Ironwood Funds.

2)
Preferential Terms.  Ironwood, its affiliates, or accounts other than the Fund managed by Ironwood or its affiliates may invest in Underlying Funds on terms more favorable than those available to the Fund, and, as investors in such Underlying Fund, may act in ways adverse to the interests of the Funds.

3)
Allocation of Investments with Underlying Funds Between the Fund and Other Ironwood Funds.  Ironwood is also the investment adviser of the Other Ironwood Funds.  Ironwood often selects Underlying Funds for investment by the Fund that are managed by Underlying Advisers that advise parallel funds (the “Underlying Parallel Funds”) in which the Other Ironwood Funds may have made or may make an investment. In some cases, the Fund may invest in the same Underlying Funds as the Other Ironwood Funds. Conflicts of interest may arise with the allocation of investment transactions and opportunities, as well as in the amount or timing of when redemption notices are placed. The Fund may waive voting rights to address regulatory implications that might arise under the 1940 Act. The Fund and Ironwood have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Ironwood Funds in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

4)
Proprietary Trading by Ironwood, the Underlying Funds and Their Principals. Ironwood, the Underlying Funds and their respective principals and employees may trade securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Underlying Fund in which the Fund invests. Furthermore, certain principals and employees of Ironwood have made direct investments in Underlying Funds managed by Underlying Advisers and Ironwood’s advisory clients have made investments in the same Underlying Funds or other pooled investment vehicles managed by such Underlying Advisers. Such proprietary trading may be in competition with the Fund and may be conducted at brokerage commission rates, if applicable, substantially lower than rates charged to the Fund.

(a)(3) Portfolio Manager Compensation Structure

The following information is as of April 30, 2022.

Jonathan Gans is an employee and owner of Ironwood and is compensated solely by Ironwood. As an owner of Ironwood, he receives base compensation and also participates in Ironwood’s profits and losses. Mr. Gans does not receive any additional compensation for serving as portfolio manager of the funds managed by Ironwood.

Benjamin Zack is an employee and owner of Ironwood and is compensated solely by Ironwood. As an owner of Ironwood, he receives base compensation and also participates in Ironwood’s profits and losses. He also receives discretionary compensation. The discretionary compensation is based on a variety of factors, including the overall annual performance of the “Ironwood Composite”, which includes results of all private investment vehicles managed by Ironwood, execution of managerial responsibilities, and other qualitative factors. Mr. Zack may elect to defer a portion of his discretionary year-end compensation and notionally invest the deferred amount in the Ironwood Composite. Mr. Zack does not receive any additional compensation for serving as portfolio manager of the funds managed by Ironwood.

Simon Hong is an employee and owner of Ironwood and is compensated solely by Ironwood. Mr. Hong receives a combination of base compensation, discretionary compensation and compensation related to equity ownership in Ironwood. The discretionary compensation is based on a variety of factors, including the overall annual performance of the “Ironwood Composite”, which includes results of all private investment vehicles managed by Ironwood, execution of managerial responsibilities, and other qualitative factors. Mr. Hong may elect to defer a portion of his discretionary year-end compensation and notionally invest the deferred amount in the Ironwood Composite. Mr. Hong does not receive any additional compensation for serving as portfolio manager of the funds managed by Ironwood.

(a)(4) Disclosure of Securities Ownership as of April 30, 2022

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of April 30, 2022
Jonathan Gans	$500,001 to $1,000,000
Benjamin Zack	$0
Simon Hong	$0

(b) Not applicable

Item 9.	Purchases of equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors, where those changes were implemented after the Fund last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a) The Fund's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Fund's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of  Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ironwood Institutional Multi-Strategy Fund LLC

By

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date: July 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date: July 8, 2022

By

/s/ Martha Boero
Martha Boero, Treasurer
(principal financial officer)

Date: July 8, 2022